                                                                     EXHIBIT 4.1

          ------------------------------------------------------------


                          FOREST CITY ENTERPRISES, INC.

                                       TO

                              THE BANK OF NEW YORK
                                     Trustee



                                ----------------

                                    Indenture

                            Dated as of May 19, 2003

                                ----------------


          ------------------------------------------------------------

                      . ..............................

               Reconciliation and tie between Trust Indenture Act
                 of 1939 and Indenture, dated as of May 19, 2003

Trust Indenture                                                                             Indenture
  Act Section                                                                                Section
---------------                                                                             ---------


Section 310 (a)(1)              ..................................................             609
            (a)                 ..................................................             609
            (a)(3)              ..................................................             Not Applicable
            (a)(4)              ..................................................             Not Applicable
            (b)                 ..................................................             608
                                                                                               610

Section 311 (a)                 ..................................................             613
            (b)                 ..................................................             613

Section 312 (a)                 ..................................................             701
                                                                                               702(a)
            (b)                 ..................................................             702(b)
            (c)                 ..................................................             702(c)

Section 313 (a)                 ..................................................             703(a)
            (b)                 ..................................................             703(a)
                                                                                               703(b)
            (c)                 ..................................................             703(a)
            (d)                 ..................................................             703(b)

Section 314 (a)                 ..................................................             704
                                                                                               1020
            (b)                 ..................................................             Not Applicable
            (c)(1)              ..................................................             102
            (c)(2)              ..................................................             102
            (c)(3)              ..................................................             Not Applicable
            (d)                 ..................................................             Not Applicable
            (e)                 ..................................................             102

Section 315 (a)                 ..................................................             601
            (b)                 ..................................................             602
                                                                                               703
            (c)                 ..................................................             601
            (d)                 ..................................................             601
            (e)                 ..................................................             514

Section 316 (a)                 ..................................................             101

Trust Indenture                                                                             Indenture
  Act Section                                                                                Section
---------------                                                                             ---------


            (a)(1)(A)           ..................................................             502
                                                                                               512
            (a)(1)(B)           ..................................................             513
            (a)(2)              ..................................................             Not Applicable
            (b)                 ..................................................             508

Section 317 (a)(1)              ..................................................             503
            (a)(2)              ..................................................             504
            (b)                 ..................................................             1003

Section 318 (a)                 ..................................................             107











--------------

     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                Table of Contents

                                                                                                                Page
                                                                                                                ----
                                                     ARTICLE ONE

                                          Definitions and Other Provisions
                                               of General Application

SECTION 101.       Definitions....................................................................................1

         "Act"....................................................................................................2
         "Affiliate"..............................................................................................2
         "Applicable Procedures"..................................................................................2
         "Asset Disposition"......................................................................................2
         "Authenticating Agent"...................................................................................3
         "Board of Directors".....................................................................................3
         "Board Resolution".......................................................................................3
         "Business Day"...........................................................................................3
         "Capital Lease Obligation"...............................................................................3
         "Capital Stock"..........................................................................................4
         "Cash Equivalents".......................................................................................4
         "Change of Control"......................................................................................4
         "Commission".............................................................................................4
         "Common Development".....................................................................................4
         "Common Stock"...........................................................................................4
         "Company"................................................................................................5
         "Company Request" or "Company Order".....................................................................5
         "Consolidated Adjusted Net Worth"........................................................................5
         "Consolidated EBITDA"....................................................................................5
         "Consolidated EBITDA to Interest Ratio"..................................................................5
         "Consolidated Income Tax Expense"........................................................................6
         "Consolidated Interest Expense"..........................................................................6
         "Consolidated Net Income"................................................................................7
         "Consolidated Net Worth".................................................................................8
         "consolidation"..........................................................................................8
         "Corporate Trust Office".................................................................................8
         "corporation"............................................................................................8
         "Covenant Defeasance"....................................................................................8
         "Debt"...................................................................................................8
         "Defeasance".............................................................................................9
         "Depositary".............................................................................................9
         "Development Debt".......................................................................................9
         "DTC"...................................................................................................10
         "Event of Default"......................................................................................10
         "Excess Proceeds".......................................................................................10
         "Exchange Act"..........................................................................................10

                                Table of Contents
                                   (continued)

                                                                                                                Page
                                                                                                                ----

         "Expiration Date".......................................................................................10
         "fair market value".....................................................................................10
         "FCRPC Credit Agreement"................................................................................10
         "FCRPC Guaranty"........................................................................................11
         "Global Security".......................................................................................11
         "guarantee".............................................................................................11
         "Holder"................................................................................................11
         "Incur".................................................................................................11
         "Indenture".............................................................................................12
         "Interest Payment Date".................................................................................12
         "Interest Rate, Currency or Commodity Price Agreement"..................................................12
         "Investment"............................................................................................12
         "Lien"..................................................................................................13
         "Material Subsidiary"...................................................................................13
         "Maturity"..............................................................................................13
         "Minimum Adjusted Net Worth"............................................................................13
         "Net Available Proceeds"................................................................................13
         "Non-Recourse"..........................................................................................14
         "Notice of Default".....................................................................................14
         "Offer".................................................................................................14
         "Offer to Purchase".....................................................................................14
         "Officers' Certificate".................................................................................17
         "Opinion of Counsel"....................................................................................17
         "Original Issue Discount Security"......................................................................17
         "Outstanding"...........................................................................................17
         "pari passu"............................................................................................19
         "Paying Agent"..........................................................................................19
         "Permitted Business"....................................................................................19
         "Permitted Holder"......................................................................................19
         "Permitted Interest Rate, Currency or Commodity Price Agreement"........................................20
         "Person"................................................................................................20
         "Place of Payment"......................................................................................20
         "Predecessor Security"..................................................................................20
         "Preferred Stock".......................................................................................21
         "Public Equity Offering"................................................................................21
         "Purchase Amount".......................................................................................21
         "Purchase Date".........................................................................................21
         "Purchase Money Debt"...................................................................................21
         "Purchase Price"........................................................................................21
         "Receivables"...........................................................................................21

                                Table of Contents
                                   (continued)

                                                                                                               Page
                                                                                                               ----

         "Receivables Sale"......................................................................................22
         "Recourse Debt".........................................................................................22
         "Redeemable Stock"......................................................................................22
         "Redemption Date".......................................................................................22
         "Redemption Price"......................................................................................22
         "Regular Record Date"...................................................................................22
         "Related Person"........................................................................................22
         "Responsible Officer"...................................................................................22
         "Restricted Payment"....................................................................................23
         "Sale and Leaseback Transaction"........................................................................23
         "Securities"............................................................................................23
         "Securities Act"........................................................................................23
         "Securities Custodian"..................................................................................23
         "Security Register" and "Security Registrar"............................................................23
         "Special Record Date"...................................................................................23
         "Stated Maturity".......................................................................................23
         "Subordinated Debt".....................................................................................23
         "Subsidiary"............................................................................................24
         "Successor Company".....................................................................................25
         "Trust Indenture Act"...................................................................................25
         "Trustee"...............................................................................................25
         "U.S. Government Obligations"...........................................................................25
         "Vice President"........................................................................................26
         "Voting Stock"..........................................................................................26
         "Weighted Average Life".................................................................................26
         "Wholly Owned Subsidiary"...............................................................................26

SECTION 102.               Compliance Certificates and Opinions..................................................26


SECTION 103.               Form of Documents Delivered to Trustee................................................27


SECTION 104.               Acts of Holders; Record Date..........................................................28


SECTION 105.               Notices, Etc., to Trustee and Company.................................................31


SECTION 106.               Notice to Holders; Waiver.............................................................31


SECTION 107.               Conflict with Trust Indenture Act.....................................................32

                                Table of Contents
                                   (continued)

                                                                                                               Page
                                                                                                               ----

SECTION 108.               Effect of Headings and Table of Contents..............................................32


SECTION 109.               Successors and Assigns................................................................32


SECTION 110.               Separability Clause...................................................................32


SECTION 111.               Benefits of Indenture.................................................................32


SECTION 112.               Governing Law.........................................................................32


SECTION 113.               Legal Holidays........................................................................33

                                                     ARTICLE TWO

                                                   Security Forms


SECTION 201.               Forms Generally.......................................................................34


SECTION 202.               Form of Face of Security..............................................................34


SECTION 203.               Form of Reverse of Security...........................................................36


SECTION 204.               Form of Trustee's Certificate of Authentication.......................................41


SECTION 205.               Form of Legend for Global Securities..................................................41

                                                  ARTICLE THREE

                                                  The Securities


SECTION 301.               Amount Unlimited; Issuable in Series..................................................42

                                Table of Contents
                                   (continued)

                                                                                                                Page
                                                                                                                ----

SECTION 302.               Denominations.........................................................................46


SECTION 303.               Execution, Authentication, Delivery and Dating........................................47


SECTION 304.               Temporary Securities..................................................................49


SECTION 305.               Registration, Registration of Transfer and Exchange...................................49


SECTION 306.               Mutilated, Destroyed, Lost and Stolen Securities......................................51


SECTION 307.               Payment of Interest; Interest Rights Preserved........................................52


SECTION 308.               Persons Deemed Owners.................................................................53


SECTION 309.               Cancellation..........................................................................54


SECTION 310.               Computation of Interest...............................................................54


SECTION 311.               Global Securities.....................................................................54


SECTION 312.               CUSIP Numbers.........................................................................55


SECTION 313.               General Terms of the Securities.......................................................56

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.               Satisfaction and Discharge of Indenture...............................................56


                                Table of Contents
                                   (continued)

                                                                                                                Page
                                                                                                                ----

SECTION 402.               Application of Trust Money............................................................58

                                  ARTICLE FIVE

                                    Remedies


SECTION 501.               Events of Default.....................................................................58


SECTION 502.               Acceleration of Maturity; Rescission and Annulment....................................62


SECTION 503.               Collection of Indebtedness and Suits for Enforcement by Trustee.......................64


SECTION 504.               Trustee May File Proofs of Claim......................................................64


SECTION 505.               Trustee May Enforce Claims Without Possession of Securities...........................65


SECTION 506.               Application of Money Collected........................................................65


SECTION 507.               Limitation on Suits...................................................................66


SECTION 508.               Unconditional Right of Holders to Receive Principal, Premium and Interest.............67


SECTION 509.               Restoration of Rights and Remedies....................................................67


SECTION 510.               Rights and Remedies Cumulative........................................................67


SECTION 511.               Delay or Omission Not Waiver..........................................................68

                                Table of Contents
                                   (continued)

                                                                                                                Page
                                                                                                                ----

SECTION 512.               Control by Holders....................................................................68


SECTION 513.               Waiver of Past Defaults...............................................................68


SECTION 514.               Undertaking for Costs.................................................................69


SECTION 515.               Waiver of Usury, Stay or Extension Laws...............................................69

                                                   ARTICLE SIX

                                                   The Trustee


SECTION 601.               Certain Duties and Responsibilities...................................................69


SECTION 602.               Notice of Defaults....................................................................70


SECTION 603.               Certain Rights of Trustee.............................................................70


SECTION 604.               Not Responsible for Recitals or Issuance of Securities................................72


SECTION 605.               May Hold Securities...................................................................72


SECTION 606.               Money Held in Trust...................................................................72


SECTION 607.               Compensation and Reimbursement........................................................73


SECTION 608.               Conflicting Interests.................................................................74


SECTION 609.               Corporate Trustee Required; Eligibility...............................................74

                                Table of Contents
                                   (continued)

                                                                                                                Page
                                                                                                                ----

SECTION 610.               Resignation and Removal; Appointment of Successor.....................................74


SECTION 611.               Acceptance of Appointment by Successor................................................76


SECTION 612.               Merger, Conversion, Consolidation or Succession to Business...........................78


SECTION 613.               Preferential Collection of Claims Against Company.....................................78


SECTION 614.               Appointment of Authenticating Agent...................................................78

                                                  ARTICLE SEVEN

                                Holders' Lists and Reports by Trustee and Company


SECTION 701.               Company to Furnish Trustee Names and Addresses of Holders.............................81


SECTION 702.               Preservation of Information; Communications to Holders................................81


SECTION 703.               Reports by Trustee....................................................................82


SECTION 704.               Reports by Company....................................................................82

                                                    ARTICLE EIGHT

                                Consolidation, Merger, Conveyance, Transfer or Lease


SECTION 801.               Merger, Consolidation and Certain Sales of Assets.....................................83

                                Table of Contents
                                   (continued)

                                                                                                                Page
                                                                                                                ----

SECTION 802.               Successor Substituted.................................................................84

                                                   ARTICLE NINE

                                             Supplemental Indentures


SECTION 901.               Supplemental Indentures Without Consent of Holders....................................85


SECTION 902.               Supplemental Indentures with Consent of Holders.......................................86


SECTION 903.               Execution of Supplemental Indentures..................................................88


SECTION 904.               Effect of Supplemental Indentures.....................................................88


SECTION 905.               Conformity with Trust Indenture Act...................................................89


SECTION 906.               Reference in Securities to Supplemental Indentures....................................89

                                                   ARTICLE TEN

                                                    Covenants


SECTION 1001.              Payment of Principal, Premium and Interest............................................89


SECTION 1002.              Maintenance of Office or Agency.......................................................89


SECTION 1003.              Money for Securities Payments to be Held in Trust.....................................90


SECTION 1004.              Existence.............................................................................92

                                Table of Contents
                                   (continued)

                                                                                                                Page
                                                                                                                ----

SECTION 1005.              Maintenance of Properties.............................................................92

SECTION 1006.              Payment of Taxes and Other Claims.....................................................92


SECTION 1007.              Maintenance of Insurance..............................................................93


SECTION 1008.              Limitation on Debt....................................................................93


SECTION 1009.              Limitation on Preferred Stock of Subsidiaries.........................................96


SECTION 1010.              Limitation on Restricted Payments.....................................................96


SECTION 1011.              Limitations Concerning Distributions By and Transfers to Subsidiaries.................99


SECTION 1012.              Limitation on Sale and Leaseback Transactions........................................100


SECTION 1013.              Limitation on Layered Debt of Subsidiaries...........................................101


SECTION 1014.              Limitation on Liens..................................................................101


SECTION 1015.              Limitation on Issuances and Sales of Capital Stock of Subsidiaries...................101


SECTION 1016.              Transactions with Affiliates and Related Persons.....................................102


SECTION 1017.              Provision of Financial Information...................................................102


SECTION 1018.              Asset Dispositions...................................................................103

                                Table of Contents
                                   (continued)

                                                                                                                Page
                                                                                                                ----

SECTION 1019.              Change of Control....................................................................105


SECTION 1020.              Statement by Officers as to Default; Compliance Certificates.........................106


SECTION 1021.              Waiver of Certain Covenants..........................................................107

                                                  ARTICLE ELEVEN

                                             Redemption of Securities


SECTION 1101.              Right of Redemption..................................................................107


SECTION 1102.              Applicability of Article.............................................................108


SECTION 1103.              Election to Redeem; Notice to Trustee................................................108


SECTION 1104.              Selection by Trustee of Securities to Be Redeemed....................................109


SECTION 1105.              Notice of Redemption.................................................................109


SECTION 1106.              Deposit of Redemption Price..........................................................111


SECTION 1107.              Securities Payable on Redemption Date................................................111


SECTION 1108.              Securities Redeemed in Part..........................................................111

                                Table of Contents
                                   (continued)

                                                                                                                Page
                                                                                                                ----

                                                  ARTICLE TWELVE

                                        Defeasance and Covenant Defeasance


SECTION 1201.              Company's Option to Effect Defeasance or Covenant Defeasance.........................112


SECTION 1202.              Defeasance and Discharge.............................................................112


SECTION 1203.              Covenant Defeasance..................................................................113


SECTION 1204.              Conditions to Defeasance or Covenant Defeasance......................................113


SECTION 1205.              Deposited Money and U.S. Government Obligations to be Held in Trust; Other
                           Miscellaneous Provisions.............................................................116


SECTION 1206.              Reinstatement........................................................................116

                  INDENTURE, dated as of May 19, 2003, between Forest City Enterprises, Inc., a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company"), having its principal office at 1100 Terminal Tower, 50 Public Square, Cleveland, Ohio 44113-2203, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured senior notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided for in this Indenture.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as follows:

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101. Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date hereof;

                  (4) Any reference to "includes" or "including" shall be deemed to refer to examples and shall be deemed to include the words "without limitation" thereafter; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Asset Disposition" by any Person means any transfer, conveyance, sale, lease or other disposition by such Person or by any of its Subsidiaries (including a consolidation or merger or other sale of any such Subsidiary with, into or to another Person in a transaction in which such Subsidiary ceases to be a Subsidiary, but excluding (a) a disposition by a Subsidiary of such Person to such Person or a Wholly Owned Subsidiary of such Person or by such Person to a Wholly Owned Subsidiary of such

Person and (b) a disposition resulting from foreclosure on the mortgage underlying a property or the transfer of the deed or other instrument of title in lieu of foreclosure on a property, provided that in each case the Debt underlying such property has matured) of (i) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Subsidiary of such Person, (ii) substantially all of the assets of such Person or any of its Subsidiaries representing a division or line of business or (iii) other assets or rights of such Person or any of its Subsidiaries outside of the ordinary course of business.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 hereof to act on behalf of the Trustee to authenticate Securities of one or more series.

                  "Board of Directors" means either the board of directors of the Company or any duly constituted committee thereof.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment or for any other purpose, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

                  "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of such Person prepared in accordance with generally accepted accounting principles.

                  "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations or interests, including partnership interests, whether general or limited, and membership interests, whether managing or non-managing, of such Person.

                  "Cash Equivalents" means, at any time, (i) any Debt (other than any Debt issued at a discount) fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof); (ii) certificates of deposit of any financial institution that has combined capital and surplus and undivided profits of not less than $50,000,000 (or the equivalent thereof in another currency) and has a long-term debt rating of at least "AA" by Standard & Poor's Ratings Group or at least "Aa3" by Moody's Investors Service, Inc. or (iii) commercial paper issued by a corporation (other than the Company or any Subsidiary thereof) organized under the laws of any State of the United States and rated at least A-1 by Standard & Poor's Ratings Group and at least P-1 by Moody's Investors Service, Inc.

                  "Change of Control" has the meaning specified in Section 1019.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Development" of a Person means multiple parcels of real or personal property that are acquired, developed, constructed or improved by such Person in conjunction with, and as part of a written plan or arrangement with, a non-Affiliated Person (or with a group of Persons under the common control of a non-Affiliated Person).

                  "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to other amounts upon any voluntary or involuntary liquidation, dissolution or winding-up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board (or any Co-Chairman of the Board), its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Adjusted Net Worth" of the Company means, at any date, the Consolidated Net Worth of the Company plus (i) the consolidated accumulated depreciation and amortization of the Company as of January 31, 2003 and (ii) the consolidated depreciation and amortization expense of the Company for the period from February 1, 2003 through the date of any determination, determined in the case of (i) and (ii) on a consolidated basis in accordance with generally accepted accounting principles.

                  "Consolidated EBITDA" of any Person means for any period the Consolidated Net Income of such Person for such period plus (i) Consolidated Interest Expense of such Person for such period, plus (ii) interest expense in respect of Non-Recourse Debt not paid in cash, but only to the extent deducted from interest expense in determining Consolidated Interest Expense for such period, plus (iii) Consolidated Income Tax Expense of such Person for such period (after deducting the portion of such Consolidated Income Tax Expense, if any, included in Consolidated Net Income of such Person for such period pursuant to clause (h) of the definition of Consolidated Net Income), plus (iv) the consolidated depreciation and amortization expense taken into account in determining the Consolidated Net Income of such Person for such period.

                  "Consolidated EBITDA to Interest Ratio" of any Person means for any period (the "Reference Period") with respect to any date of calculation (the "Transaction Date") the ratio of (a) Consolidated EBITDA of such Person for such period to (b) Consolidated Interest Expense of such Person for such period. In making the foregoing calculation, (i) pro forma effect shall be given to any Debt, other than Non-Recourse Debt, Incurred during such Reference Period or subsequent to the end of such Reference Period and on or prior to the Transaction Date to the extent such Debt is outstanding at the Transaction Date, in each case as if such Debt had been Incurred on the first day of such Reference Period and after giving pro forma effect to the application of the proceeds thereof as if such application had occurred on such first day; (ii) Consolidated Interest Expense attributable to interest on any Debt (whether existing or being Incurred) other than Non-Recourse Debt, computed on a pro forma basis and bearing a floating interest rate shall be computed as if the rate in effect on the Transaction Date (taking into account any Permitted Interest Rate, Currency or Commodity Price Agreement applicable to such Debt if such Permitted Interest Rate, Currency or Commodity Price Agreement has a remaining term in excess of 12 months or at least equal to the remaining term of such Debt) had been the applicable rate for the entire period; (iii) there shall be excluded from Consolidated Interest Expense an amount equal to the portion of Consolidated Interest Expense, if any, related to any amount of Debt, other than Non-Recourse Debt, that was outstanding during such Reference Period or thereafter but that is not outstanding or is to be repaid on the Transaction Date; and (iv) pro forma effect shall be given to Asset Dispositions and asset acquisitions by such Person (including giving pro forma effect to the application of proceeds of any Assets Dispositions) that occur during such Reference Period or thereafter and prior to the Transaction Date as if they had occurred and such proceeds had been applied on the first day of such Reference Period.

                  "Consolidated Income Tax Expense" of any Person for any period means the consolidated provision for income taxes of such Person and its Subsidiaries for such period calculated on a consolidated basis in accordance with generally accepted accounting principles.

                  "Consolidated Interest Expense" of any Person means for any period the consolidated interest expense as set forth on a consolidated income statement of such Person and its Subsidiaries for such period (after deducting
(i) any consolidated interest income and (ii) any interest expense in respect of Non-Recourse Debt not paid in cash, in each case to the extent included in such income statement of such Person and its Subsidiaries for such period), calculated on a consolidated basis in accordance with generally accepted accounting principles, including without limitation or duplication (or, to the extent not so included, with the addition of), (A) the amortization of Debt discounts; (B) any payments or fees with respect to letters of credit, bankers' acceptances or similar facilities; (C) fees with respect to Interest Rate, Currency or Commodity Price Agreements; (D) Preferred Stock dividends of the

Company and its Subsidiaries (other than with respect to Redeemable Stock) declared, whether paid or payable, in such period, (E) accrued Redeemable Stock dividends of the Company and its Subsidiaries, whether or not declared or paid;
(F) interest on Debt guaranteed by such Person or any of its Subsidiaries; (G) the portion of any rental obligation or Capital Lease Obligation allocable to interest expense but only to the extent such amount exceeds $750,000 on a consolidated basis; and (H) the portion of any rental obligation in respect of any Sale and Leaseback Transaction allocable to interest expense, determined as if such obligation were a Capital Lease Obligation, but only to the extent such amount exceeds $750,000 on a consolidated basis.

                  "Consolidated Net Income" of any Person means for any period the consolidated net income (or loss) of such Person and its Subsidiaries for such period determined in accordance with generally accepted accounting principles; provided that to the extent taken into account in determining such consolidated net income (or loss) there shall be excluded therefrom (a) the net income (but not the net loss) of any Subsidiary of such Person which is subject to restrictions which prevent the payment of dividends and the making of distributions (by loans, advances, intercompany transfers or otherwise) to such Person to the extent of such restrictions, (b) the equity in earnings of unconsolidated entities of such Person except to the extent of the aggregate amount of dividends or other distributions actually paid to such Person by such other Person during such period; provided, however, that such aggregate amount may not exceed the equity in earnings of unconsolidated entities of such Person;
(c) gains or losses on disposition of properties by such Person and its Subsidiaries as set forth on an income statement of such Person prepared in accordance with generally accepted accounting principles; (d) the cumulative effect of changes in accounting principles in the year of adoption of such changes; (e) all extraordinary items of such Person and its Subsidiaries as set forth on an income statement of such Person prepared in accordance with generally accepted accounting principles; (f) all gains and losses from the early retirement or extinguishment of Debt; (g) all gains or losses of such Person and its Subsidiaries resulting from the disposal of a segment of a business of such Person determined in each case in accordance with Accounting Principles Board Opinion No. 30 as set forth on an income statement of such Person prepared in accordance with generally accepted accounting principles; provided, however, that such gains and losses shall be excluded only to the extent such items are not included within extraordinary gains or extraordinary losses of such Person, and provided further, however, that in no event shall such amounts be excluded beyond the fiscal year in which such disposal occurred, (h) the tax effect of any of the items described in clauses
(a) through (g) above and clause (i) below; and (i) the provision for decline in real estate as set forth on an income statement of such Person prepared in accordance with generally accepted accounting principles.

                  "Consolidated Net Worth" of any Person means, at any date, the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts attributable to Redeemable Stock of such Person.

                  "consolidation" means, with respect to any Person, the consolidation of the accounts of such Person with the accounts of each Person in which such Person, directly or indirectly, owns an interest, if and to the extent the accounts of each such Person would be consolidated with the accounts of such Person in accordance with generally accepted accounting principles. The term "consolidated" has a correlative meaning.

                  "Corporate Trust Office" means the principal office of the Trustee currently at 101 Barclay Street, Floor 21 West, New York, New York 10286, at which at any particular time its corporate trust business shall be administered.

                  "corporation" means (except where the context dictates otherwise) a corporation, association, company, limited liability company, joint-stock company, partnership or business trust.

                  "Covenant Defeasance" has the meaning specified in Section
1203.

                  "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith), (v) every Capital Lease Obligation of such Person, (vi) all Receivables Sales of such Person, together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith, (vii) all Redeemable Stock issued by such Person, (viii) every obligation to pay rent or other payment amounts of such Person with respect to any Sale and Leaseback Transaction to which such Person is a party (including, if applicable, the full payment obligation of that Person at expiry of the lease arrangement assuming no refinancing or third party sale), (ix) every obligation under Interest Rate, Currency or Commodity Price Agreements of such Person and (x) every obligation of the type referred to in clauses (i) through (ix) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or for which such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise. The "amount" or "principal amount" of Debt at any time of determination as used herein represented by (a) any contingent Debt, shall be the maximum liability upon the occurrence of the contingency giving rise to the obligation (unless the underlying contingency has not occurred and the occurrence of the underlying contingency is entirely within the control of the Company), (b) any Debt issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (c) any Receivables Sale, shall be the amount of the unrecovered capital or principal investment of the purchaser (other than the Company or a Wholly Owned Subsidiary of the Company) thereof as of such time of determination, excluding amounts representative of yield or interest earned on such investment and (d) any Redeemable Stock, shall be the maximum fixed redemption or repurchase price in respect thereof.

                  "Defeasance" has the meaning specified in Section 1202.

                  "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary as contemplated by Section 311.

                  "Development Debt" of any Person means Debt of such Person or any mortgages, indentures, instruments or agreements under which there may be issued or existing or by which there may be secured or evidenced any Debt of such Person Incurred for the purpose of financing all or any part of the cost of acquiring, developing, constructing or improving, real or personal property that is owned or that immediately after the Incurrence of such Debt, will be owned, by such Person; provided that (a) the principal amount of any such Debt does not exceed 100% of the cost of such acquisition, development, construction or improvement plus expenses incurred in connection with the Incurrence of such Debt, (b) such cost will be included in "Total Real Estate" on the consolidated balance sheet of such Person, and (c) if such Debt is secured by a Lien, then (i) such Lien attached to such real or personal property prior to, at the time of, or within 180 days after the acquisition of or the completion of developing, constructing or improving of such property, and
(ii) such Lien does not extend to or cover any property other than the specific item of such property (or portion thereof), acquired, developed, constructed, or constituting the improvements made with the proceeds of such Debt, except in the case of Common Development, in which case such Lien may extend to any other property included within the Common Development.

                  "DTC" means The Depository Trust Company, a New York corporation.

                  "Event of Default" has the meaning specified in Section 501.

                  "Excess Proceeds" has the meaning specified in Section 1018.

                  "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended from time to time and any successor act thereto.

                  "Expiration Date" has the meaning specified in the definition of Offer to Purchase.

                  "fair market value" means the price that would be paid in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

                  "FCRPC Credit Agreement" means the Credit Agreement, dated as of March 5, 2002, as amended as of May 9, 2003, among Forest City Rental Properties Corporation, an Ohio corporation, as Borrower, various lending institutions named therein, Keybank

National Association, individually and as administrative agent, and National City Bank, individually and as syndication agent, and any Debt the proceeds of which are used to renew, extend, refinance or replace such Credit Agreement and any Debt Incurred in connection with any subsequent or successive renewal, extension or refinancing of such Debt.

                  "FCRPC Guaranty" means the Guaranty of Payment of Debt, dated as of March 5, 2002, as amended as of May 9, 2003 and as further supplemented by a letter agreement dated as of May 16, 2003, by the Company of the obligations under the FCRPC Credit Agreement and any guarantee by the Company (or any successor to the Company) of any renewal, extension, refinancing or replacement of such FCRPC Credit Agreement.

                  "Global Security" means a Security that is registered in the Security Register in the name of the Depositary or a nominee thereof and that bears the legend specified by Section 205(a).

                  "guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guaranteeing, any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt,
(ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "guaranteed", "guaranteeing" and "guarantor" shall have meanings correlative to the foregoing); provided, however, that the guaranty by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Debt or other obligation (including by acquisition of Subsidiaries) or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Interest Rate, Currency or Commodity Price Agreement" of any Person means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates, currency exchange rates or commodity prices or indices (excluding contracts for the purchase or sale of goods in the ordinary course of business).

                  "Investment" by any Person in any other Person means (i) any direct or indirect loan, advance or other extension of credit or capital contribution to or for the account of such other Person (by means of any transfer of cash or other property to any Person or any payment for property or services for the account or use of any Person, or otherwise), (ii) any direct or indirect purchase or other acquisition, including by way of merger or consolidation, of any Capital Stock, bond, note, debenture, or other debt or equity security or evidence of Debt, or any other ownership interest, issued by such other Person, whether or not such acquisition is from such or any other Person, (iii) any direct or indirect payment by such Person on a guarantee of any obligation of or for the account of such other Person or any direct or indirect issuance by such Person of such a guarantee or (iv) any other investment of cash or other property by such Person in or for the account of such other Person, but shall not include trade accounts receivable in the ordinary course of business on credit terms made generally available to the customers of such Person.

                  "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, Receivables Sale, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing or any agreement to give any security interest).

                  "Material Subsidiary" means any Subsidiary of the Company deemed a "significant subsidiary" for purposes of Rule 1-02(w) of Regulation S-X under the Securities Act.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, obligation to repurchase or otherwise.

                  "Minimum Adjusted Net Worth" of the Company means, as of any date, the sum of (i) $900 million, (ii) the amount of Recourse Debt Incurred after the date of original issuance of the Securities that is outstanding on any date of determination but only to the extent the amount of such Debt then outstanding exceeds $675 million, and (iii) 25% of the Company's consolidated net income (or zero in the case of a consolidated net loss) determined in accordance with generally accepted accounting principles for the period from February 1, 2003 through the date of any determination, determined on a consolidated basis in accordance with generally accepted accounting principles.

                  "Net Available Proceeds" from any Asset Disposition by any Person means cash or readily marketable Cash Equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of Debt or other obligations relating to such properties or assets or received in any other noncash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition, (ii) all payments made by such Person or its Subsidiaries on any Debt which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments made to minority interest holders in Subsidiaries of such Person or joint ventures as a result of such Asset Disposition and (iv) appropriate amounts to be provided by such Person or any Subsidiary thereof, as the case may be, as a reserve in accordance with generally accepted accounting principles against any liabilities associated with such assets and retained by such Person or any Subsidiary thereof, as the case may be, after such Asset Disposition, including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Disposition, in each case as determined by the Board of Directors, in its reasonable good faith judgment evidenced by a resolution of the Board of Directors filed with the Trustee; provided, however, that any reduction in such reserve within twelve months following the consummation of such Asset Disposition will be treated for all purposes of the Indenture and the Securities as a new Asset Disposition at the time of such reduction with Net Available Proceeds equal to the amount of such reduction.

                  "Non-Recourse" as applied to any Debt means Debt of a Person (or any portion thereof) to the extent that, under the terms thereof, no personal recourse may be had against such Person or any Affiliate of such Person for the payment of all or a portion of the principal of or interest or premium on such Debt, and enforcement of obligations on such Debt (except with respect to fraud, willful misconduct, intentional misrepresentation, misapplication of funds, waste and undertakings with respect to environmental matters) is limited only to recourse against interests in specified assets and properties owned by such Person (the "Subject Assets"), accounts and proceeds arising therefrom, and rights under purchase agreements or other agreements relating to such Subject Assets.

                  "Notice of Default" means a written notice of the kind specified in Section 501(4).

                  "Offer" has the meaning specified in the definition of Offer to Purchase.

                  "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first-class mail, postage prepaid, to each Holder at his address appearing in the Security

Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within three Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to Section 1017 (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

                  (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made (including that a Change of Control or Asset Disposition, as applicable, has occurred);

                  (2) the Expiration Date and the Purchase Date;

                  (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such amount has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

                  (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

                  (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

                  (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

                  (7) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

                  (8) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

                  (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

                  (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Expiration Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

                  (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased); and

                  (12) that in the case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board (or any Co-Chairman of the Board), the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1020 shall be the principal executive, financial or accounting officer of the Company.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

                  "Outstanding", when used with respect to any Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Securities as to which Defeasance has been effected pursuant to Section 1202 hereof; and

                  (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent or waiver hereunder, as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in clause (A) or (B) above, of the amount determined as provided in such clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "pari passu", when used with respect to the ranking of any Debt of any Person in relation to other Debt of such Person, means that each such Debt (a) either (i) is not subordinated in right of payment to any other Debt of such Person or (ii) is subordinate in right of payment to the same Debt of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Debt of such Person as to which the other is not so subordinate.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                  "Permitted Business" means (i) developing, acquiring, owning and operating shopping centers, office buildings and mixed-use projects, including entertainment complexes and hotels, (ii) developing, acquiring, owning and operating multi-family properties, (iii) acquiring land and owning and developing land into master planned communities and other residential developments for resale, (iv) the lumber wholesaling business, (v) developing, acquiring, owning and operating any real estate not otherwise provided for in clauses (i) through (iii) above; and (vi) any business reasonably related, ancillary or complementary to the businesses described in clauses (i), (ii),
(iii) and (v) above, or any reasonable extensions of the businesses described in clauses (i), (ii), (iii) and (v) above.

                  "Permitted Holder" means (i) any of Samuel H. Miller, Albert
B. Ratner, Charles A. Ratner, James A. Ratner, Ronald A.

Ratner or any spouse of any of the foregoing, and any trusts for the benefit of any of the foregoing, (ii) RMS, Limited Partnership and any general partner or limited partner thereof and any Person (other than a creditor) that upon the dissolution or winding up of RMS, Limited Partnership receives a distribution of Capital Stock of the Company, (iii) any group (as defined in Section 13(d) of the Exchange Act or any successor provision thereto) of two or more Persons or entities that are specified in the immediately preceding clauses (i) and (ii), and (iv) any successive recombination of the Persons or groups that are specified in the immediately preceding clauses (i), (ii) and (iii).

                  "Permitted Interest Rate, Currency or Commodity Price Agreement" of any Person means any Interest Rate, Currency or Commodity Price Agreement entered into with one or more financial institutions in the ordinary course of business that is designed (a) in the case of an interest rate or currency exchange agreement, to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Debt Incurred and which shall have a notional amount no greater than the payments due with respect to the Debt being hedged thereby and, in the case of an agreement protecting such Person from fluctuations in interest rates, the profits and losses from such agreement are included in interest expense under generally accepted accounting principles, or, (b) in the case of currency or commodity protection agreements, to protect such Person against currency exchange rate or commodity price fluctuations in the ordinary course of business relating to then existing financial obligations or then existing or sold production and not for purposes of speculation.

                  "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or other entity or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium on the Securities of that series are payable as specified as contemplated by
Section 301.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Preferred Stock" means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to amounts upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Public Equity Offering" means an underwritten primary public offering of Common Stock of the Company pursuant to an effective registration statement under the Securities Act.

                  "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

                  "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

                  "Purchase Money Debt" of any Person means Debt (other than Development Debt) of such Person Incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property or other assets of such Person (other than property described in the definition of Development Debt, i.e., property the cost of which is or will be included in "Total Real Estate" on a consolidated balance sheet of such Person) acquired after the date of original issuance of the Securities; provided that
(i) the principal amount of any such Debt does not exceed 100% of such purchase price or cost, (ii) such purchase price or cost is not at incurrence, and will not be, included in "Total Real Estate" on a consolidated balance sheet of such Person and (iii) if such Debt is secured by a Lien, then (a) such Lien attached to such property or assets prior to, at the time of, or within 180 days after the acquisition, construction or improvement of such property or assets and (b) such Lien does not extend to or cover any property or assets other than the specific item of such property or assets (or portion thereof) acquired, constructed or improved with the proceeds of such Debt.

                  "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

                  "Receivables" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money.

                  "Receivables Sale" of any Person means any sale of Receivables of such Person (pursuant to a purchase facility or otherwise), other than in connection with a disposition of the business operations of such Person relating thereto or a disposition of defaulted Receivables for purposes of collection and not as a financing arrangement.

                  "Recourse Debt" of any Person means Debt of such Person that is not Non-Recourse Debt.

                  "Redeemable Stock" of any Person means any Capital Stock of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (including upon the occurrence of an event) matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise) or is convertible into or exchangeable for Debt or is redeemable at the option of the holder thereof, in whole or in part, at any time on or prior to the date that is 91 days after the final Stated Maturity of the Securities of any series.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date", for the interest payable on any Interest Payment Date on the Securities of any series, means the date specified for that purpose as contemplated by Section 301.

                  "Related Person" of any Person means, without limitation, any other Person directly or indirectly owning (i) 5% or more of the outstanding Common Stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interest in such Person) or (ii) 5% or more of the combined voting power of the Voting Stock of such Person.

                  "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Payment" has the meaning specified in Section
1010.

                  "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 270 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Securities Act" refers to the Securities Act of 1933 as it may be amended from time to time and any successor act thereto.

                  "Securities Custodian" means the Trustee as custodian with respect to any Global Security.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

                  "Special Record Date" for the payment of any Defaulted Interest (as described in Section 307) means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

                  "Subordinated Debt" means Debt of the Company as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Securities to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be permitted for so long as any default in the payment of principal (or premium, if any) or interest on the Securities exists; (ii) in the event that any other default that with the passing of time or the giving of notice, or both, would constitute an event of default exists with respect to the Securities, upon notice by 25% or more in principal amount of the Securities to the Trustee, the Trustee shall have the right to give notice to the Company and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be made for a period of 179 days from the date of such notice; and (iii) such Debt may not (x) provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, Defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the final Stated Maturity of the Securities or (y) permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such other Debt at the option of the holder thereof prior to the final Stated Maturity of the Securities, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Company) which is conditioned upon the change of control of the Company pursuant to provisions substantially similar to those contained in Section 1019 hereof (and which shall provide that such Debt will not be repurchased pursuant to such provisions prior to the Company's repurchase of the Securities required to be repurchased by the Company pursuant to Section 1019 hereof).

                  "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, (ii) a partnership of which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of the partnership, (iii) a limited liability company of which such Person or one or more Subsidiaries of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of the company, or
(iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

                  "Successor Company" has the meaning specified in Section 801.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  "Weighted Average Life" means, as of the date of determination, with respect to any Debt or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the dates of each successive scheduled principal payment of such Debt or mandatory redemption of such Preferred Stock, respectively, and (b) the amount of such principal payments or redemption payments, by (ii) the sum of all such principal payments or redemption payments.

                  "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

SECTION 102. Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders; Record Date.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any

Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in
Section 106.

                  The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

                  With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph.

                  (f) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105. Notices, Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Trustee Administration, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

SECTION 113. Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at any Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that to the extent such payment is made on such next succeeding Business Day at such Place of Payment, no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

                                 Security Forms

SECTION 201. Forms Generally.

                  The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Face of Security.

                          FOREST CITY ENTERPRISES, INC.

No. __________                                                         $________

                                                                CUSIP No.  ____

                  Forest City Enterprises, Inc., a corporation duly organized and existing under the laws of Ohio (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of ___________________ Dollars on ____ and to pay interest thereon from ____ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ____ and ____ in each year, commencing ____, at the rate of ____% per annum, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ____ or ____ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

                  Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                             FOREST CITY ENTERPRISES, INC.

[Seal]

                                             By:
                                                --------------------------------
                                                Title:
Attest:



----------------------------
Title:

SECTION 203. Form of Reverse of Security.

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of May 19, 2003 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This security is one of the series designated on the face hereof [limited in aggregate principal amount to $_______].

                  The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time on or after ____, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning ____ of each of the years indicated,

                  Redemption
Year                 Price
----              ----------
___                   ___%
___                   ___%
___                   ___%
___ and               100%
thereafter

and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                  The Securities of this series will also be subject to redemption, at the option of the Company, prior to ___, in the event that on or before ___, the Company receives net proceeds from the sale of its Common Stock in one or more Public Equity Offerings, in which case the Company may, at its election, use all or a portion of any such net proceeds to redeem up to an aggregate amount equal to ___% of the original principal amount of the Securities of this series; provided, however, that Securities of this series in an aggregate principal amount equal to at least ___% of the original principal amount of the Securities of this series remain Outstanding after each such redemption. Any such redemption must occur on a Redemption Date within 75 days of any such sale and upon not less than 30 nor more than 60 days' notice mailed to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000, at a redemption price of ___% of the principal amount of the Securities plus accrued and unpaid interest, if any, to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. "Public Equity Offering" is defined in the Indenture as an underwritten primary public offering of Common Stock of the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended.

                  The Indenture provides that, subject to certain conditions, if
(i) certain Excess Proceeds are available to the Company as a result of an Asset Disposition, or (ii) a Change of

Control occurs, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities of this series.

                  In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of all the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for Defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased in its entirety by the Company pursuant to the Indenture, check the box:

                  [ ]

                  If you want to elect to have only a part of this Security purchased by the Company pursuant to the Indenture, state the amount: $

Dated:                              Your Signature:
                                                   -----------------------------
                                            (Sign exactly as name appears on the
                                            other side of this Security)

Signature Guarantee
                     -----------------------------------------------------------
                     (Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in a "signature guarantee program" as may be determined by the Security Registrar, all in accordance with the Securities Exchange Act of 1934, as amended.)

SECTION 204. Form of Trustee's Certificate of Authentication.

                  This is one of the Securities referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
Dated:                                  as Trustee

                                        By
                                          --------------------------------------
                                          Authorized Signatory

SECTION 205. Form of Legend for Global Securities.

                  (a) Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  (b) If the Security is a Global Security and The Depository Trust Company is to be the Depositary therefor, then insert the following legend in substantially the following form: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK 10004, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                 ARTICLE THREE

                                 The Securities

SECTION 301. Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, or pursuant to authority granted by one or more Board Resolutions, and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                  (1) the title of the Securities of the series, including CUSIP Numbers (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1108, 1018 or 1019 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of any Securities of the series is payable;

                  (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, or the method or methods, if any, by which such date or dates shall be determined, the Interest Payment Dates, if any, on which any such interest shall be payable and the Regular Record Date, if any, for any such interest payable on any Interest Payment Date;

                  (6) if other than as set forth in Article 313, the place or places where the principal of, and any premium and interest on, any Securities of the series shall be payable;

                  (7) the time on or after which the Securities of the series may be redeemed at the election of the Company pursuant to clause (a) of Article 1101, the time prior to which the Securities of the series may be redeemed at the election of the Company pursuant to clause (b) of Article 1101, in each case, the Redemption Prices therefor, the maximum percentage of the original principal amount of the Securities of the series that may be redeemed in connection with any one redemption pursuant to clause (b) of Article 1101 and the percentage of the original aggregate principal amount of Securities of the series that must remain outstanding after giving effect to a redemption pursuant to clause (b) of Article 1101; or, that the provisions of
         Article 1101 do not apply to the series; or, if other than as set forth in Article 1101, the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

                  (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

                  (9) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                  (10) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of, or any premium or interest on, any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in
         Section 101;

                  (11) if the principal of, or any premium or interest on, any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of, or any premium or interest on, such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

                  (12) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502, or the method by which such portion is to be determined;

                  (13) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                  (14) if other than as set forth in Section 313, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1202 or Section 1203 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

                  (15) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities (if other than as set forth in Section 311), the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 205 and any circumstances in addition to or in lieu of those set forth in Clause (b) of Section 311 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                  (16) any addition to, deletion from or other change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

                  (17) any addition to, deletion from or other change in the covenants set forth in Article Ten which applies to Securities of the series; and

                  (18) any other terms of the series and any addition to, deletion from or other change in the Indenture in respect of each series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section
303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time, and unless otherwise so provided by the Company, a series may be reopened for issuance of addition Securities of such series.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

                  The Securities shall be senior unsecured obligations of the Company and shall rank pari passu in right of payment with all existing or future senior unsecured indebtedness of the Company.

                  The operations of the Company are conducted principally through its Subsidiaries. The right of the Company to participate as an equity holder in any distribution of assets of any of its Subsidiaries upon dissolution, liquidation, or winding-up (and thus the ability of the Holders of the Securities to benefit, as creditors of the Company, from such distribution) is subject to the prior claims of creditors of any such Subsidiary, including, in the case of Forest City Rental Properties Corporation, the claims for the payment of the Debt under the FCRPC Credit Agreement. Although the Securities rank pari passu in right of payment with the FCRPC Guaranty, as described above, the Securities do not rank pari passu in right of payment with the Debt under the FCRPC Credit Agreement. While it is the intent of the parties to this Indenture that this paragraph shall not create any contractual rights of subordination, the Securities, as described above, will be structurally (but not contractually) subordinated to the Debt under the FCRPC Credit Agreement.

SECTION 302. Denominations.

                  The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board (or any Co-Chairman), its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.      Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

SECTION 305. Registration, Registration of Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of any series and of transfers of Securities of any series. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a

Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

                  At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1108 or in accordance with any Offer to Purchase pursuant to Section 1018 or 1019 not involving any transfer.

                  If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required
(A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under
Section 1104 and ending at the close of business on the day of such mailing, or
(B) to register the
transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

                  Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or for purchase under any Offer to Purchase pursuant to Section 1018 or 1019 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order, provided, however, that the Trustee may, but shall not be required to, destroy such canceled Securities.

SECTION 310. Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 311. Global Securities.

                  The following provisions shall apply only to Global
Securities:

                  (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture. The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Security(ies). The Company initially appoints the Trustee to act as Securities Custodian with respect to the Global Security(ies).

                  (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in each such case, a successor Depositary is not appointed by the Company within 90 days or (ii) an Event of Default shall have occurred or an event that with notice or lapse of time (or both) would constitute an Event of Default shall have occurred or be continuing with respect to such Global Security or
(iii) the Company by Company Order so requests.

                  (c) Upon the occurrence of any of the events specified in
Section 311(b), the Company shall execute, and the Trustee shall authenticate and deliver, Securities in definitive form registered in such names and in such amounts as the Depositary or its authorized representative may specify.

                  (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three, Section 906,
Section 1108 or Section 1018 or Section 1019 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                  (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities.

SECTION 312. CUSIP Numbers.

                  The Company, in issuing the Securities of any series, may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities of such series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities of such series, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

SECTION 313. General Terms of the Securities.

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, the principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register for that relevant series.

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, the Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 1018 and 1019.

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, the Securities shall be redeemable as provided in Article Eleven.

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, the Securities shall be defeasible pursuant to Sections 1202 and 1203.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401. Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

                  (1) either

                      (A) all Securities theretofore authenticated and delivered
                  (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                  Section 306 and (ii)

                  Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                      (B) all such Securities not theretofore delivered to the
                  Trustee for cancellation

                          (i) have become due and payable, or

                          (ii) will become due and payable at their Stated
                      Maturity within one year, or

                          (iii) are to be called for redemption within one year
                      under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, money in an amount sufficient (without reinvestment) to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture with respect to any series only (i) if request to do so, (ii) with respect to Securities of such series as to which it is Trustee and (iii) if the other conditions thereto are met.

                  Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of securities pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402, the last paragraph of Section 1003 and the provisions of Section 303, 305, 306 and 311 shall survive such satisfaction and discharge.

         SECTION 402. Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    Remedies

SECTION 501. Events of Default.

                  "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (2) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (3) default in the performance, or breach, of Section 801, 1018 or 1019; or

                  (4) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Debt (other than Non-Recourse Debt) by the Company (including a default with respect to Securities of any series other than that series) or any Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Debt (other than Non-Recourse Debt) of the Company or any such Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $10 million, whether such Debt now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay any portion of the principal of such Debt when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable or constitutes the failure to pay any portion of the principal of such Debt when due and payable at maturity or by acceleration; or

                  (6) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Non-Recourse Debt by the Company or any Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Non-Recourse Debt of the Company or any such Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of 20% of the aggregate principal or similar amount of all the outstanding Non-Recourse Debt of the Company and its Subsidiaries, whether such Non-Recourse Debt now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay any portion of the principal of such Non-Recourse Debt when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such Non-Recourse Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

                  (7) a final judgment or final judgments (not subject to appeal) for the payment of money are entered against the Company or any Subsidiary of the Company in an aggregate amount in excess of $10 million by a court or courts of competent jurisdiction, which judgment or judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 45 days after the right to appeal all such judgments has expired; or

                  (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Material Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any such Material Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Material Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Material Subsidiary or of any substantial part of the property of the Company or any such Material Subsidiary, or ordering the winding-up or liquidation of the affairs of the Company or any such Material Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (9) the commencement by the Company or any Material Subsidiary of the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any such Material Subsidiary to the entry of a decree or order for relief in respect of the Company or such Material Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Material Subsidiary of the Company, or the filing by the Company or any such Material Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any such Material Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Material Subsidiary of the Company or of any substantial part of the property of the

         Company or any such Material Subsidiary, or the making by the Company or any Material Subsidiary of the Company of an assignment for the benefit of creditors, or the admission by the Company or any such Material Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any such Material Subsidiary in furtherance of any such action; or

                  (10) any other Event of Default provided with respect to Securities of that series.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default (other than an Event of Default specified in Section 501(8) or (9) occurs) with respect to Securities of any series at the time Outstanding and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount or specified amount and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 501(8) or (9) with respect to the Securities of any series at the time Outstanding occurs, the principal amount of (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) and any accrued interest on all the Securities of that series then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder. In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Securities pursuant to the provisions described in Section 1101(a), an equivalent premium will also become and be immediately due and payable upon the acceleration of the Securities.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                      (A) all overdue interest on all Securities of that series,

                      (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and any interest thereon at the rate or rates prescribed therefor in such Securities,

                      (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                      (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.

                  In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 607; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

                  THIRD:  To the Company.

SECTION 507. Limitation on Suits.

                  No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it, acting in a commercially reasonable manner, against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and
             Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

                  The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee; or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513. Waiver of Past Defaults.

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may, on behalf of the Holders of all the Securities of such series, waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series (including any Security of such series which is required to have been purchased pursuant to an Offer to Purchase made by the Company), or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including reasonable attorney's fees and expenses against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee or the Company.

SECTION 515. Waiver of Usury, Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                   The Trustee

SECTION 601.      Certain Duties and Responsibilities.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the

Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.

                  If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603. Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it, acting in a commercially reasonable manner, against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                  (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606. Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607. Compensation and Reimbursement.

                  The Company agrees

                  (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be caused by its own negligence or bad faith; and

                  (3) to indemnify each of the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee or any predecessor Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(8) or
         Section 501(9), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture and resignation or removal of the Trustee.

SECTION 608. Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee both under the Indenture and under that certain Indenture, dated as of March 16, 1998, between the Company and The Bank of New York.

SECTION 609. Corporate Trustee Required; Eligibility.

                  There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000, with a Corporate Trust Office in the Borough of Manhattan, The City of New York, New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the requirements of Section 611.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.

                  In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614. Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                           THE BANK OF NEW YORK,
                                                                      As Trustee


                                            By                               ,
                                              -------------------------------
                                              As Authenticating Agent



                                            By
                                              -------------------------------
                                              Authorized Officer

                                 ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not later than September 15 and March 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the preceding September 1 or March 1, as the case may be, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703. Reports by Trustee.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty (60) days after each March 1 following the date of this Indenture, deliver to Holders a brief report, dated as of such March 1, which complies with the provisions of such Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

SECTION 704. Reports by Company.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE Eight

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801. Merger, Consolidation and Certain Sales of Assets.

                  The Company shall not, in a single transaction or a series of related transactions, (a) consolidate with or merge into or reorganize with or into any other Person or permit any other Person to consolidate with or merge into or reorganize with or into the Company, or (b) directly or indirectly, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its assets to any other Person, unless in each case:

                  (i) in a transaction (or series) in which the Company does not survive or in which the Company sells, leases or otherwise disposes of all or substantially all of its assets, the successor entity to the Company is organized under the laws of the United States of America, any State thereof or the District of Columbia (a "Successor Company") and shall expressly assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, all of the Company's obligations under this Indenture;

                  (ii) immediately before and after giving effect to such transaction (or series) and treating any Debt which becomes an obligation of the Company or a Subsidiary (or Successor Company) as a result of such transaction (or series) as having been Incurred by the Company or such Subsidiary (or Successor Company) at the time of the transaction (or series), no Event of Default or event that with the passing of time or the giving of notice, or both, would constitute an Event of Default shall have occurred and be continuing;

                  (iii) immediately after giving effect to such transaction (or series), the Consolidated Net Worth of the Company (or Successor Company) is equal to or greater than 90% of the Company's Consolidated Net Worth immediately prior to the transaction (or series);

                  (iv) immediately after giving effect to such transaction (or series) and treating any Debt which becomes an obligation of the Company or a Subsidiary as a result of such transaction (or series) as having been Incurred by the

         Company or such Subsidiary at the time of the transaction (or series), the Company (including any Successor Company), after giving pro forma effect thereto as if such transaction (or series) had occurred at the beginning of the most recently ended four full fiscal quarter period for which financial statements are available immediately preceding the date of such transaction (or series), could Incur at least $1.00 of additional Debt pursuant to the Consolidated EBITDA to Interest Ratio test and the test of the excess of the Company's Consolidated Adjusted Net Worth over the Company's Minimum Adjusted Net Worth, each set forth in the first paragraph of Section 1008;

                  (v) if, as a result of any such transaction, property and assets of the Company or any Subsidiary would become subject to a Lien which would not be permitted by Section 1014, the Company or, if applicable, the Successor Company, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) the Debt secured by such Lien; and

                  (vi) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officer's Certificate, setting forth the calculations demonstrating compliance with clauses (iii) and (iv) above.

SECTION 802. Successor Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 801, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor Company had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901. Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of a Successor Company to the Company and the assumption by any such Successor Company of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

                  (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

                  (8) to secure the Securities pursuant to the requirements of
         Section 1014 or otherwise; or

                  (9) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this clause (10) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 902. Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding

Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
         Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the Purchase
         Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of Section 1018 or 1019 or the related definitions in a manner adverse to the Holders, or

                  (4) modify any of the provisions of this Section, Section 513 or Section 1021, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
         Section 1021, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(7).

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofor or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906. Reference in Securities to Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                    Covenants

SECTION 1001. Payment of Principal, Premium and Interest.

                  The Company covenants and agrees for the benefit of each series of Securities of that series that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

                  The Company will maintain in each Place of Payment for any series of Securities, an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. Money for Securities Payments to be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before 10:00 a.m., New York time, on the due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (or premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and otherwise comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (or premium, if any) or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Security of any Series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004. Existence.

                  Subject to Article Eight and Section 1018, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005. Maintenance of Properties.

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006. Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained to the extent required by generally accepted accounting principles.

SECTION 1007. Maintenance of Insurance.

                  The Company shall, and shall cause its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.

SECTION 1008. Limitation on Debt.

                  The Company shall not Incur any Debt, and shall not permit any Subsidiary of the Company to Incur any Debt unless, immediately after giving effect to the Incurrence of such Debt and the receipt and application of the proceeds thereof, (i) the Consolidated EBITDA to Interest Ratio of the Company for the last four full fiscal quarters for which quarterly or annual financial statements are available would be greater than 1.3 to 1 and (ii) the Consolidated Adjusted Net Worth of the Company would be greater than the Minimum Adjusted Net Worth of the Company.

                  Notwithstanding the foregoing limitation, the Company or any Subsidiary of the Company may Incur the following Debt:

              (i) Debt Incurred by the Company under its Guarantee of the FCRPC Credit Agreement or by any Subsidiary of the Company under the FCRPC Credit Agreement in an aggregate principal amount at any one time not to exceed $350 million, and any renewal, extension, refinancing or refunding thereof (including, without limitation, the replacement of the banks under the FCRPC Credit Agreement with a new group of banks) in an amount which, together with any amount remaining outstanding or available under the FCRPC Credit Agreement, does not exceed $350 million; provided that such refinancing or refunding Debt does not have a Weighted Average Life that is less than the Weighted Average Life of the Debt being refinanced or refunded;

              (ii) Performance guarantees and performance bonds, surety bonds and appeal bonds in each case incurred in the ordinary course of business and consistent with past practices;

              (iii) Debt (other than Debt described in another clause of this paragraph) outstanding on the date of original issuance of the Securities after giving effect to the application of the proceeds of the Securities;

              (iv) Debt owed by the Company to any Wholly Owned Subsidiary of the Company for which fair value has been received or Debt owed by a Subsidiary of the Company to the Company or a Wholly Owned Subsidiary of the Company; provided, however, that (a) any such Debt owing by the Company to a Wholly Owned Subsidiary shall be Subordinated Debt evidenced by an intercompany promissory note and (b) upon either (1) the transfer or other disposition by such Wholly Owned Subsidiary or the Company of any Debt so permitted to a Person other than the Company or another Wholly Owned Subsidiary of the Company or (2) the issuance (other than directors' qualifying shares), sale, lease, transfer or other disposition of shares of Capital Stock (including by consolidation or merger) of such Wholly Owned Subsidiary to a Person other than the Company or another such Wholly Owned Subsidiary, the provisions of this clause (iv) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred at the time of such transfer or other disposition;

              (v) Debt Incurred by a Person prior to the time (A) such Person became a Subsidiary of the Company, (B) such Person merged into or consolidated with a Subsidiary of the Company or (C) another Subsidiary of the Company merged into or consolidated with such Person (in a transaction in which such Person became a Subsidiary of the Company) which Debt was not Incurred in anticipation of such transaction and was outstanding prior to such transaction, provided that after giving pro forma effect to such transaction and treating any Debt as having been Incurred at the time of such transaction, the Company could Incur at least $1.00 of additional Debt pursuant to the limitations set forth in the first paragraph of this covenant;

              (vi) Development Debt Incurred by the Company or any Subsidiary of the Company; provided that the Incurrence of all such Development Debt would have been permitted under the limitations set forth in the first paragraph of this covenant on the date that the first $1.00 of such Debt was Incurred (the "Development Start Date") determined as if all such Development Debt had been incurred on the Development Start Date; provided, further that, if all such Development Debt could be Incurred by the Company or any Subsidiary of the Company on the Development Start Date in accordance with the immediately preceding proviso, then individual borrowings or draw downs in an aggregate amount of such Development Debt shall not be subject to the requirements of the first paragraph of this covenant;

              (vii) Debt Incurred by the Company or any of its Subsidiaries consisting of Permitted Interest Rate, Currency or Commodity Price Agreements;

              (viii) Debt which is exchanged for or the proceeds of which are used to refinance or refund, or any extension or renewal of, outstanding Debt Incurred pursuant to the preceding paragraph or clauses (iii), (v) or (vi) of this paragraph (each of the foregoing, a "refinancing") in an aggregate principal amount not to exceed the principal amount of the Debt so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt so refinanced or the amount of any premium reasonably determined by the Company or the relevant Subsidiary as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of the Company or the Subsidiary, as the case may be, incurred in connection with such refinancing; provided, however, that (A) in the case of any refinancing of Debt which is subordinated in right of payment to the Securities, the refinancing Debt is Incurred by the Company and constitutes Subordinated Debt; (B) the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, (1) does not have a Weighted Average Life less than the Weighted Average Life of the Debt being refinanced and does not have a maturity earlier than the final stated maturity of the Debt being refinanced and (2) does not permit redemption or other retirement (including pursuant to an offer to purchase) of such Debt at the option of the holder thereof prior to the final stated maturity of the Debt being refinanced, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase) which is conditioned upon provisions substantially similar to those described under Section 1018 and Section 1019; and (C) in the case of any refinancing of Debt Incurred by the Company, the refinancing Debt may be Incurred only by the Company, and in the case of any refinancing of Debt Incurred by a Subsidiary, the refinancing Debt may be Incurred only by such Subsidiary; provided, further, that Debt Incurred pursuant to this clause (viii) may not be

         Incurred more than 45 days prior to the application of the proceeds to repay the Debt to be refinanced; and

              (ix) Debt Incurred by the Company or any Subsidiary of the Company not otherwise permitted to be Incurred pursuant to clauses (i) through
         (viii) above, which, together with any other outstanding Debt Incurred pursuant to this clause (ix), has an aggregate principal amount not in excess of $50 million at any time outstanding.

SECTION 1009. Limitation on Preferred Stock of Subsidiaries.

                  The Company shall not cause, and shall not permit, any Subsidiary of the Company to issue any Preferred Stock except:

                  (i) Preferred Stock held by a Wholly-Owned Subsidiary or held by the Company;

                  (ii) Preferred Stock of an entity when it is acquired which is outstanding at the time of such acquisition and not incurred in anticipation of such acquisition; provided, that the Company could Incur Debt in an amount equal to the liquidation value of such Preferred Stock pursuant to the first paragraph of Section 1008; and

                  (iii) Preferred Stock issued by a Subsidiary of the Company (other than Forest City Rental Properties Corporation), provided that
         (a) the liquidation value of such Preferred Stock is treated as Debt Incurred at the time such Preferred Stock is issued for all purposes under the Indenture, (b) all dividends on such Preferred Stock, whether or not declared or paid, are treated as Consolidated Interest Expense and (c) at the time of the issuance of such Preferred Stock and after giving effect to the issuance of such Preferred Stock as Debt Incurred at the time of the issuance thereof, the Company could Incur at least $1.00 of additional Debt pursuant to the first paragraph of Section 1008.

SECTION 1010. Limitation on Restricted Payments.

                  The Company (i) shall not, and shall not permit any Subsidiary of the Company to, directly or indirectly, declare or pay any dividend or make any distribution (including any payment in connection with any merger or consolidation derived from assets of the Company or any Subsidiary) in respect of its Capital Stock or to the holders thereof, excluding (a) any dividends or distributions by the Company payable solely in shares of its Capital Stock (other than Redeemable Stock) or in options, warrants or other rights to acquire its Capital Stock (other than Redeemable Stock), (b) in the case of a Subsidiary of the Company, dividends or distributions payable to the Company or a Wholly Owned Subsidiary of the Company, pro rata dividends or distributions payable solely in shares of its Capital Stock (other than Redeemable Stock) or in options, warrants or other rights to acquire its Capital Stock (other than Redeemable Stock), and (c) in the case of a Subsidiary of the Company, dividends or distributions payable pursuant to the terms of its organizational documents, (ii) may not, and may not permit any Subsidiary to, purchase, redeem, or otherwise acquire or retire for value (a) any Capital Stock of the Company or (b) any options, warrants or other rights to acquire shares of Capital Stock of the Company or any securities convertible or exchangeable into shares of Capital Stock of the Company and
(iii) may not, and may not permit any Subsidiary of the Company to, redeem, repurchase, defease or otherwise acquire or retire for value prior to any scheduled maturity, repayment or sinking fund payment Debt of the Company which is subordinate in right of payment to the Securities (each of clauses (i) through (iii) being a "Restricted Payment") if: (1) an Event of Default, or an event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and is continuing or would result from such Restricted Payment, or (2) after giving pro forma effect to such Restricted Payment as if such Restricted Payment had been made at the beginning of the applicable four-fiscal-quarter period, the Company could not Incur at least $1.00 of additional Debt pursuant to the first paragraph of
Section 1008 above, or (3) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments from January 31, 2003 exceeds the sum of:
(a) 25% of the sum of (i) cumulative Consolidated Net Income (or, in the case Consolidated Net Income shall be negative, less 100% of such deficit) of the Company since January 31, 2003 through the last day of the last full fiscal quarter ending immediately preceding the date of such Restricted Payment (taken as a single accounting period) plus (ii) the amount of consolidated depreciation and amortization and deferred taxes included in such Consolidated Net Income less (iii) the amount of ordinary and necessary expenditures for the purpose of maintaining the real and personal property of the Company and its Subsidiaries in a state of good repair that was included in such Consolidated Net Income or that was capitalized and included on the consolidated balance sheet of the Company and its Subsidiaries since January 31, 2003; plus (b) 100% of the aggregate net proceeds received by the Company after the date of original issuance of the first series of Securities, including the fair market value of property other than cash (determined in good faith by the Board of Directors as evidenced by a resolution of the Board of Directors of the Company filed with the Trustee), from contributions of capital or the issuance and sale (other than to a Subsidiary) of Capital Stock (other than Redeemable Stock) of the Company, options, warrants or other rights to acquire Capital Stock (other than Redeemable Stock) of the Company and the principal amount (or, in the case of Debt issued at a discount, the accreted value of such Debt) of Debt of the Company that has been converted into or exchanged for Capital Stock (other than Redeemable Stock and other than by or from a Subsidiary) of the Company after the date of original issuance of the first series of Securities, provided that any such net proceeds received by the Company from an employee stock ownership plan financed by loans from the Company or a Subsidiary of the Company shall be included only to the extent such loans have been repaid with cash on or prior to the date of determination; plus (c) $30 million. Prior to the making of any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate setting forth the computations by which the determinations required by clauses (2) and (3) above were made and stating that no Event of Default, or event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing or will result from such Restricted Payment.

                  Notwithstanding the foregoing, so long as no Event of Default, or event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and is continuing or would result therefrom, (i) the Company and any Subsidiary of the Company may pay any dividend on Capital Stock of any class within 60 days after the declaration thereof if, on the date when the dividend was declared, the Company or such Subsidiary could have paid such dividend in accordance with the foregoing provisions; (ii) the Company may refinance any Debt otherwise permitted by clause (viii) of the second paragraph under Section 1008 above or solely in exchange for or out of the net proceeds of the substantially concurrent sale (other than from or to a Subsidiary or from or to an employee stock ownership plan financed by loans from the Company or a Subsidiary of the Company) of shares of Capital Stock (other than Redeemable

Stock) of the Company, provided that the amount of net proceeds from such exchange or sale shall be excluded from the calculation of the amount available for Restricted Payments pursuant to the preceding paragraph; (iii) the Company may purchase, redeem, acquire or retire any shares of Capital Stock of the Company solely in exchange for or out of the net proceeds of the substantially concurrent sale (other than from or to a Subsidiary or from or to an employee stock ownership plan financed by loans from the Company or a Subsidiary of the Company) of shares of Capital Stock (other than Redeemable Stock) of the Company; (iv) the Company may purchase or redeem any Debt from Net Available Proceeds to the extent permitted under Section 1018; and (v) the Company may make payments with respect to the extinguishment of fractional or odd-lot shares of its Capital Stock in an aggregate amount not in excess of $250,000.

SECTION 1011. Limitations Concerning Distributions By and Transfers to
              Subsidiaries.

                  The Company shall not, and shall not permit any Subsidiary of the Company to, directly or indirectly, suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Company (i) to pay dividends (in cash or otherwise) or make any other distributions in respect of its Capital Stock or pay any Debt or other obligation owed to the Company or any other Subsidiary of the Company; (ii) to make loans or advances to the Company or any other Subsidiary; or (iii) to transfer any of its property or assets to the Company or any other Subsidiary. Notwithstanding the foregoing, the Company may, and may permit any Subsidiary of the Company to, suffer to exist any such encumbrance or restriction (a) pursuant to any agreement in effect on the date of original issuance of the first series of Securities (including the FCRPC Credit Agreement); (b) pursuant to any future senior credit facility between Forest City Rental Properties Corporation and a financial institution or institutions or a senior credit facility between Forest City Trading Group, Inc. and a financial institution or institutions, provided that notwithstanding any such encumbrance or restriction contained therein, Forest City Rental Properties Corporation (in the case of a Forest City Rental Properties Corporation senior credit facility) and Forest City Trading Group, Inc. (in the case of a Forest City Trading Group, Inc. senior credit facility) shall be permitted to distribute to the Company, in the form of dividends, loans or advances, or any combination thereof, (i) amounts sufficient to pay, when due, all interest payments in respect of Debt of the Company, including the Notes, (ii) amounts sufficient to pay, when due, all taxes of the Company, and (iii) except in the case of any default by Forest City Rental Properties Corporation under any such future credit facility, not less than $5.0 million per fiscal year to pay administrative and other expenses of the Company, provided that any such future credit facility may contain encumbrances or restrictions that restrict the applicable Subsidiary's ability to make such distributions to the Company in the event that Forest City Rental Properties Corporation fails to make any payment of principal, interest or any other amount when due and payable in accordance with the terms of such future credit facility (after giving effect to any applicable grace periods); (c) pursuant to an agreement relating to any Debt Incurred by a Person prior to the date on which such Person became a Subsidiary of the Company and outstanding on such date and not Incurred in anticipation of becoming a Subsidiary, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired; (d) pursuant to an agreement entered into by a Subsidiary of the Company in connection with the acquisition, development, construction or improvement of real property so long as such agreement is required by a third party prior to making capital contributions, or extending credit, to the Subsidiary; or (e) pursuant to an agreement effecting a renewal, refunding or extension of Debt Incurred pursuant to an agreement referred to in clause (a), (b), (c) or (d) (including, solely for purposes of this clause (e), renewals, refinancings and extensions of Debt Incurred pursuant to an agreement referred to in clause (d) that are in excess of the original amount of such Debt) above, provided, however, that the provisions contained in such renewal, refunding or extension agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof, in the reasonable judgment of the Chief Executive Officer of the Company and evidenced by a certificate therefrom filed with the Trustee.

SECTION 1012. Limitation on Sale and Leaseback Transactions.

                  The Company shall not, and shall not permit any Subsidiary to, enter into any Sale and Leaseback Transaction unless all of the conditions of the Indenture described under Section 1018 (including the provisions concerning the application of Net Available Proceeds) are satisfied with respect to such Sale and Leaseback Transaction, treating all of the consideration received in such Sale and Leaseback Transaction as Net Available Proceeds for purposes of such covenant.

SECTION 1013. Limitation on Layered Debt of Subsidiaries.

                  The Company may not permit any Subsidiary to Incur any Debt that is by its terms subordinate in right of payment to the FCRPC Credit Agreement.

SECTION 1014. Limitation on Liens.

                  The Company may not, and may not permit any Subsidiary of the Company to, Incur or suffer to exist any Lien to secure Debt on or with respect to any property or assets now owned or hereafter acquired (i) if such Lien secures Debt which is pari passu with the Securities, unless the Securities are secured on an equal and ratable basis with the obligations so secured until such time as such obligation is no longer secured by a Lien or (ii) if such Lien secures Debt which is subordinated to the Securities, unless any such Lien shall be subordinated to the Lien granted to the Holders of the Securities to the same extent as such subordinated Debt is subordinated in right of payment to the Securities. The foregoing restriction will not apply to Liens on property or other assets of the Company as described in the definition of Purchase Money Debt to secure Purchase Money Debt otherwise permitted under the Indenture or Liens to secure Debt Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Purchase Money Debt secured by a Lien so long as such Lien does not extend to any other property and the principal amount (or, in the case of Debt issued at a discount, the accreted value thereof) of Debt so secured is not increased.

SECTION 1015. Limitation on Issuances and Sales of Capital Stock of
              Subsidiaries.

                  Subject to Article Eight (if applicable), the Company (i) may not, and may not permit any Subsidiary of the Company to, transfer, convey, sell, lease or otherwise dispose of any Capital Stock of such or any other Subsidiary of the Company to any Person (other than the Company or a Wholly Owned Subsidiary thereof) and (ii) may not permit any Subsidiary to issue shares of its Capital Stock (other than directors' qualifying shares and other than to the Company or a Wholly Owned Subsidiary thereof), except in either case if (a) in the case of any Subsidiary of the Company other than Forest City Rental Properties Corporation, the Net Available Proceeds from such sale, assignment, transfer, issuance or conveyance are applied in accordance with Section 1018 (including the provisions relating to the application of the Net Available Proceeds) or (b) the issuance of Preferred Stock which is permitted to be issued in accordance with the provisions described under Section 1009.

SECTION 1016. Transactions with Affiliates and Related Persons.

                  The Company may not, and may not permit any Subsidiary of the Company to, enter into any transaction (or series of related transactions) with an Affiliate or Related Person of the Company (other than the Company or a Wholly Owned Subsidiary of the Company), including any Investment, either directly or indirectly, unless such transaction is on terms no less favorable to the Company or such Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person and is in the best interest of such Company or such Subsidiary. For any transaction that involves in excess of $1 million but less than or equal to $5 million, the Chief Executive Officer of the Company shall determine that the transaction satisfies the above criteria and shall evidence such a determination by a certificate filed with the Trustee. For any transaction that involves in excess of $5 million, a majority of the disinterested members of the Board of Directors shall determine that the transaction satisfies the above criteria and shall evidence such a determination by a Board Resolution filed with the Trustee. For any transaction that involves in excess of $20 million, the Company shall also obtain an opinion from a nationally recognized expert with experience in appraising the terms and condition of the type of transaction (or series of related transactions) for which the opinion is required stating that such transaction (or series of related transactions) is on terms no less favorable to the Company or such Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person of the Company, which opinion shall be filed with the Trustee.

SECTION 1017. Provision of Financial Information.

                  Whether or not the Company is required to be subject to
Section 13(a) or 15(d) of the Exchange Act, the Company shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such
Section 13(a) or 15(d) or any successor provision thereto if the Company were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so required. The Company shall also in any event within 15 days of each Required Filing Date (a) upon the written request of any Holder transmit by mail to such Holder, as their name(s) and address(es) appear in the Security Register, without cost to such Holders, and (b) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act or any successor provisions thereto if the Company were required to be subject to such Sections.

SECTION 1018. Asset Dispositions.

                  (a) The Company shall not, and shall not permit any Subsidiary to, make any Asset Disposition in one or more related transactions unless: (i) the Company or the Subsidiary, as the case may be, receives consideration for such disposition at least equal to the fair market value for the assets sold or disposed of as determined by the Board of Directors of the Company in good faith and evidenced by a resolution of the Board of Directors filed with the Trustee; and (ii) all Net Available Proceeds, less any amounts invested within 365 days of such disposition in assets of the Company or any Subsidiary thereof used in a Permitted Business (including Capital Stock of an entity which is engaged in a Permitted Business), are applied within 365 days of such disposition to the permanent repayment or reduction of outstanding Debt that is pari passu with the Notes, or any outstanding Debt of any Subsidiary of the Company, the terms of which would require such application or prohibit payments as required by this
Section 1018. The amount of Net Available Proceeds from any Asset Disposition less any amounts used in a Permitted Business or applied to reduce Debt during the 365 day period set forth in the preceding sentence constitutes "Excess Proceeds." Excess Proceeds will be segregated not later than 365 days after such disposition from the other assets of the Company and its Subsidiaries and invested in cash or Cash Equivalents until such time as such Excess Proceeds are applied as specified in Section 1018(b). Any Asset Disposition resulting from a condemnation of a property by a court or governmental agency having jurisdiction over such property shall not be required to comply with clause (i) of the first sentence of this Section 1018, but shall otherwise be subject to all requirements of this covenant.

                  (b) When the aggregate amount of Excess Proceeds exceeds $10,000,000, the Company will, within 30 days thereof, apply such aggregate Excess Proceeds (1) first, to make an Offer to Purchase Outstanding Securities of each series entitled to the benefit of this Section 1018 at 100% of their principal amount plus accrued interest to the date of purchase and, to the extent required by the terms thereof, any other Debt of the Company that is pari passu with the Securities at a price no greater than 100% of the principal amount thereof plus accrued interest to the date of purchase, (2) second, to the extent of any remaining Excess Proceeds following the completion of the Offer to Purchase, to the repayment of other Debt of the Company that is pari passu with the Securities, or any Debt of any Subsidiary of the Company, to the extent permitted under the terms thereof and (3) third, to the extent of any remaining Excess Proceeds, to any other use as determined by the Company which is not otherwise prohibited by the terms of this Indenture. Upon the completion of an Offer to Purchase pursuant to this paragraph, the amount of Excess Proceeds shall be reset to zero.

                  (c) The Company will mail the Offer for an Offer to Purchase required pursuant to Section 1018(a) not more than 30 days after such Excess Proceeds exceed $10,000,000. The aggregate principal amount of the Securities of all series entitled to the benefit of this Section 1018 to be offered to be purchased pursuant to the Offer to Purchase shall equal the Excess Proceeds available therefor pursuant to Section 1018(a) (rounded down to the next lowest integral multiple of $1,000). Each Holder shall be entitled to tender all or any portion of the Securities of each series entitled to the benefit of this Section 1018 owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

                  The Company shall not be entitled to any credit against its obligations under this Section 1018 for the principal amount of any Securities acquired by the Company otherwise than pursuant to the Offer to Purchase pursuant to this Section 1018.

                  (d) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 1018, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, (ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer is being made, including, if amounts are invested in assets that will be used in a Permitted Business, the actual assets acquired and a statement that such assets are being used in a Permitted Business and (iii) the compliance of such allocation with the provisions of this Section 1018.

                  The Company and the Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and
(iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate setting forth the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security tendered. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

SECTION 1019. Change of Control.

                  (a) Within 30 days following the date of the consummation of a transaction resulting in a Change of Control, the Company shall mail an Offer with respect to an Offer to Purchase all Outstanding Securities of each series entitled to the benefit of this Section 1019 at a purchase price equal to 101% of their principal amount plus accrued interest to the Purchase Date (provided, however, that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section
307). Each Holder shall be entitled to tender all or any portion of the Securities of each series entitled to the benefit of this Section 1019 owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount. A "Change of Control" will be deemed to have occurred at such time as either (a) any Person (other than a Permitted Holder) or any Persons acting together that would constitute a "group" (a "Group") for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto (other than Permitted Holders), together with any Affiliates or Related Persons thereof, shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision thereto) at least 30% of the aggregate voting power of all classes of Voting Stock of the Company; or (b) any Person or Group (other than Permitted Holders), together with any Affiliates or Related Persons thereof, shall succeed in having a sufficient number of its nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who was a nominee of or is an Affiliate or Related Person of such Person or Group, will constitute a majority of the Board of Directors of the Company.

                  (b) The Company and the Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the Purchase Price of all Securities or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee all Securities so repurchased together with an Officers' Certificate setting forth the Securities or portions thereof repurchased by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so tendered payment in an amount equal to the Purchase Price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security tendered as requested by the Holder. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

SECTION 1020. Statement by Officers as to Default; Compliance Certificates.

                  (a) The Company will deliver to the Trustee, within 90 days after the end of each fiscal year, and within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter), of the Company ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For purposes of this Section 1020, such compliance or default shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                  (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware or should reasonably become aware of the occurrence of an Event of Default with respect to any series or an event which, with notice or the lapse of time or both, would constitute an Event of Default with respect to such series, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

SECTION 1021. Waiver of Certain Covenants.

                  Except as otherwise specified by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(18), 901(2) or 901(5) for the benefit of the Holders of such series or in any of Section 801 and Sections 1004 to 1017, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101. Right of Redemption.

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, the Securities of any series may be redeemed at the election of the Company, as a whole or from time to time in part, (a) at any time on or after a date specified as contemplated in Section 301, at the

Redemption Prices specified as contemplated in Section 301 and (b) at any time prior to a date specified as contemplated in Section 301, from the net proceeds of a Public Equity Offering, at the Redemption Price specified as contemplated in Section 301, together, in each case, with accrued interest to the Redemption Date; provided, however, that, in the case of a redemption pursuant to clause
(b) of this Section 1101, the Company may not redeem more than the specified percentage as contemplated in Section 301 of the original principal amount of the Securities of such series in connection with any one redemption and that, after giving effect to any such redemption, Securities of such series in at least an aggregate principal amount equal to the percentages of the original principal amount of the Securities of that series specified as contemplated in
Section 301 remain Outstanding.

SECTION 1102. Applicability of Article.

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

SECTION 1103. Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities pursuant to Section 1101 or otherwise shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of all or less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption at the election of the Company pursuant to clause (b) of Section 1101, the Redemption Date must be within 75 days of the earlier of (i) the last sale of Common Stock pursuant to the Public Equity Offering and (ii) the expiration of any over-allotment option granted in connection with the Public Equity Offering, and the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with clause (b) of Section 1101. In addition, in the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such

Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1104. Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot or by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105. Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) if applicable, whether the redemption is being made pursuant to Section 1101(a) or Section 1101(b), and a brief explanation of the basis therefor,

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (7) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. All notices of redemption shall be irrevocable.

SECTION 1106. Deposit of Redemption Price.

                  Prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1107. Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1108. Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                       Defeasance and Covenant Defeasance

SECTION 1201. Company's Option to Effect Defeasance or Covenant Defeasance.

                  The Company may elect, at its option at any time, to have
Section 1202 or Section 1203 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 or 313 as being defeasible pursuant to such Section 1202 or 1203, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities.

SECTION 1202. Defeasance and Discharge.

                  Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1204 are satisfied (hereinafter, "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 311, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option (if any) to have this
Section 1202 applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1203 applied to such Securities.

SECTION 1203. Covenant Defeasance.

                  Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (i) the Company shall be released from its obligations under Sections 1005 through 1017, inclusive, clauses (iii), (iv) and (v) of Section 801 and any covenants provided pursuant to Section 301(18), 901(2) or 901(6) for the benefit of the Holders of such Securities, (ii) the occurrence of an event specified in Sections 501(4) (with respect to clauses (iii), (iv) or (v) of Section 801), 501(4) (with respect to any of Sections 1005 through 1017, inclusive), 501(4) (with respect to any such covenants provided pursuant to Section 301(18), 901(2) or 901(5)), 501(6) and 501(7) shall not be deemed to be an Event of Default, in each case with respect to such Securities as provided in this Section, on and after the date the conditions set forth in Section 1204 are satisfied (hereinafter, "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section, clause or Article or by reason of any reference in any such Section, clause or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1204. Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 1202 or Section 1203 to any Securities or any series of Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or

         (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (premium, if any,) and each installment of interest on such Securities on the respective Stated Maturities in accordance with the terms of this Indenture and of such Securities.

                  (2) In the case of an election to have Section 1202 apply to the Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, Defeasance and discharge had not occurred.

                  (3) In the case of an election to have Section 1203 apply to the Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and Covenant Defeasance had not occurred.

                  (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                  (5) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

                  (6) No Event of Default, or event which with notice or lapse of time or both would become an Event of Default, with respect to such Securities or any other series of Securities, shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(8) and (9) are concerned, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 1202 or the Covenant Defeasance under Section 1203 (as the case may be) have been complied with.

                  (9) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

SECTION 1205. Deposited Money and U.S. Government Obligations to be Held in
              Trust; Other Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, and solely for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                  Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance.

SECTION 1206. Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1202 or 1203 shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1202 or 1203; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights, if any, of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                              --------------------

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    FOREST CITY ENTERPRISES, INC.


                                    By /s/ Thomas G. Smith
                                       -----------------------------------------


Attest:

/s/ Geralyn M. Presti
--------------------------



                                    THE BANK OF NEW YORK,
                                      as Trustee


                                    By /s/ Cynthia Chaney
                                       -----------------------------------------
                                       Cynthia J. Chaney
                                       Vice President

Attest:

/s/ Patricia Salleyhm
---------------------------

STATE OF OHIO      ) ss.:
COUNTY OF CUYAHOGA )

                  On the 15th day of May, 2003, before me personally came Thomas
G. Smith, to me known, who, being by me duly sworn, did depose and say that he is Executive Vice President, CFO and Secretary of Forest City Enterprises, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                /s/ Janet M. Franklin
                                                ------------------------------
                                                Janet M. Franklin, Notary Public
                                                State of Ohio




STATE OF NEW YORK  )  ss.:
COUNTY OF NEW YORK )

                  On the 19th day of May, 2003, before me personally came Cynthia Chaney, to me known, who, being by me duly sworn, did depose and say that [he -- she] is Vice President of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that [he -- she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he -- she] signed [his -- her] name thereto by like authority.

                                                /s/ William J. Cassels
                                                ------------------------------
                                                William J. Cassels
                                                Notary Public, State of New York